FOR IMMEDIATE RELEASE:

Investor Relations contact:
Marc Passalacqua
Tel: 415-278-7933
investor_relations@gymboree.com

Media Relations contact:
Tel: 415-278-7493
media_relations@gymboree.com

The Gymboree Corporation Reports Third Quarter 2013 Results

San Francisco, Calif., December 12, 2013 – The Gymboree Corporation (the “Company”) today reported consolidated financial results for its quarter ended November 2, 2013.

Net sales for the quarter were $309.8 million, a decrease of 0.5% compared to $311.5 million in net sales for the same quarter last year. Comparable sales for the quarter decreased 4% versus the same quarter last year.

Gross profit for the quarter was $123.5 million, or 39.8% of net sales, compared to $125.6 million, or 40.3% of net sales, for the same quarter last year. Excluding purchase accounting adjustments of $2.6 million and $3.1 million for the third quarter of this year and last year, respectively, relating to the November 2010 acquisition of the Company by Giraffe Holding, Inc., an entity majority-owned by investment funds sponsored by Bain Capital Partners, LLC (the “Acquisition”), gross profit was $126.0 million, or 40.7% of net sales, and $128.7 million, or 41.3% of net sales, for the third quarter of this year and last year, respectively (see Exhibit D).

SG&A expense for the quarter was $111.2 million, or 35.9% of net sales, compared to $99.0 million, or 31.8% of net sales, in the same quarter last year. Results for the third quarter of this year and last year include $2.1 million and $5.3 million, respectively, of additional costs resulting from the Acquisition, including the effect of purchase accounting adjustments, and other adjustments. Excluding these expenses, SG&A expense for the third quarter of this year and last year was $109.1 million, or 35.2% of net sales, and $93.8 million, or 30.1% of net sales, respectively (see Exhibit D).

Net loss for the quarter was $24.4 million compared to net income of $4.9 million for the same quarter last year.

Net loss attributable to The Gymboree Corporation before interest, income taxes and depreciation and amortization, adjusted for other items (“Adjusted EBITDA”), decreased 27.7% to $33.9 million for the quarter compared to $46.9 million for the same quarter last year. Adjusted EBITDA is not a performance measure under GAAP. See “Non-GAAP Financial Measures” below. A reconciliation of net income (loss) attributable to The Gymboree Corporation to Adjusted EBITDA presented herein is included in Exhibit D of this press release.

Balance Sheet Highlights

There were $24.0 million in borrowings outstanding under the ABL as of the end of the quarter and approximately $165.9 million of undrawn availability.

Cash at the end of the quarter was $19.1 million compared to $42.6 million at the end of the same quarter last year, reflecting the pay down of approximately $25 million of the term loan and the repurchase of $54.0 million in notes since the end of the third quarter last year.

Capital expenditures for the fiscal year to date were $35.2 million, with the majority of the cash used to fund the opening of 70 new stores during the year.

Inventory balances at the end of the quarter were $222.4 million compared to $255.7 million at the end of the same quarter last year. Compared to the same quarter last year, inventory cost on a per square foot basis was down 20% this quarter, while inventory units on a per square foot basis were down mid teens in the quarter.

Fiscal 2013 Business Outlook

Full Year

For the fiscal year ending February 1, 2014, the Company now expects Adjusted EBITDA to be in the range of $125 million to $130 million. Comparable sales are now expected to be down mid single digits compared to last year. Based on this guidance, the Company still expects to generate sufficient cash flow to service its debt and invest in the business to drive long term growth.

New Stores

The Company plans to open approximately 85 new stores during the fiscal year, with the majority being Crazy 8 stores.

Capital Expenditures

The Company anticipates capital expenditures of approximately $50 million during the fiscal year.

Non-GAAP Financial Measures

The Company defines "Adjusted EBITDA" as net income (loss) attributable to The Gymboree Corporation before interest (income) expense, income tax expense (benefit), and depreciation and amortization ("EBITDA") adjusted for other items, including loss on extinguishment of debt, non-cash share-based compensation, loss on disposal/impairment of assets and sponsor management fees and expenses, as well as the impact of purchase accounting adjustments resulting from the Acquisition.

Adjusted EBITDA is a non-GAAP measure but is considered an important supplemental measure of the Company's performance and is believed to be frequently used by securities analysts, investors and other interested parties in the evaluation of similar retail companies. Adjusted EBITDA is not a presentation made in accordance with GAAP and the Company's computation of Adjusted EBITDA may vary from others in the industry. Adjusted EBITDA should not be considered an alternative to operating income or net income, as a measure of operating performance or cash flow, or as a measure of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP. See Exhibit D for a reconciliation of Adjusted EBITDA to net loss attributable to The Gymboree Corporation.

Webcast and Conference Call Information

The Gymboree Corporation will host a conference call to discuss its third quarter fiscal 2013 results today at 1:00 p.m. Pacific Time/4:00 p.m. Eastern Time. To listen live over the internet, please log on to www.gymboree.com, click on "Company Information" at the bottom of the page, go to "Investors & Media" and then "Conference Calls & Webcasts." A replay of the call will be available two hours after the broadcast through midnight PT, Thursday, December 19, 2013, at 855-859-2056, passcode 10055574.

About The Gymboree Corporation

The Gymboree Corporation’s specialty retail brands offer unique, high-quality products delivered with personalized customer service. As of November 2, 2013, the Company operated a total of 1,319 retail stores: 633 Gymboree® stores (583 in the United States, 43 in Canada, 1 in Puerto Rico and 6 in Australia), 164 Gymboree Outlet stores (162 in the United States and 2 in Puerto Rico), 139 Janie and Jack® shops and 383 Crazy 8® stores in the United States. The Company also operates online stores at www.gymboree.com, www.janieandjack.com and www.crazy8.com, and offers directed parent-child developmental play programs at 708 franchised and Company-operated Gymboree Play & Music® centers in the United States and

41 other countries.

Forward-Looking Statements

The foregoing financial information for the third fiscal quarter ended November 2, 2013 is unaudited and subject to quarter-end and year-end adjustments.  This press release contains forward-looking statements, including those relating to The Gymboree Corporation's anticipated future financial performance, such as those relating to its comparable sales growth, Adjusted EBITDA, capital expenditures, cash flows and new store openings. Actual results could vary materially as a result of a number of factors, including the ongoing volatility in the commodities market for cotton, uncertainties relating to high levels of unemployment and consumer debt, volatility in the financial markets, general economic conditions, holiday spending levels and patterns, the Company’s ability to anticipate and timely respond to changes in trends and consumer preferences and customer reactions to new merchandise, service levels and new concepts, competitive market conditions, success in meeting the Company's delivery targets, the Company's promotional activity, gross margin achievement, the Company's ability to appropriately manage inventory, effects of future embargos from countries used to source product, the Company’s ability to attract and retain key personnel and other qualified team members, and other factors, including those discussed under “Risk Factors” in “Item 1A, Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013 filed with the Securities and Exchange Commission (“SEC”) on May 2, 2013, and its subsequent SEC filings. The forward-looking statements contained in this press release reflect the Company's expectations as of the date hereof, and the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by the Company that its plans or objectives will be achieved. The Company undertakes no obligation to update the information provided herein.

Gymboree, Janie and Jack, Crazy 8, and Gymboree Play & Music are registered trademarks of The Gymboree Corporation.

###

EXHIBIT A

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	13 Weeks Ended		39 Weeks Ended
	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

	(in thousands)
Net sales:
Retail	$297,352	$299,965	$857,173	$847,195
Gymboree Play & Music	6,821	6,390	19,409	17,981
Retail Franchise	5,665	5,163	16,955	12,845
Total net sales	309,838	311,518	893,537	878,021
Cost of goods sold, including buying and occupancy expenses	(186,370)	(185,915)	(542,010)	(541,406)
Gross profit	123,468	125,603	351,527	336,615
Selling, general and administrative expenses	(111,199)	(99,016)	(317,351)	(286,350)
Operating income	12,269	26,587	34,176	50,265
Interest income	41	42	143	146
Interest expense	(20,483)	(21,312)	(61,352)	(64,163)
Loss on extinguishment of debt	(834)	-	(834)	(1,237)
Other income (expense), net	853	86	751	(4)
(Loss) income before income taxes	(8,154)	5,403	(27,116)	(14,993)
Income tax (expense) benefit	(16,244)	(493)	(9,455)	10,007

Net (loss) income	(24,398)	4,910	(36,571)	(4,986)
Net loss attributable to noncontrolling interest	413	1,211	700	2,835
Net (loss) income attributable to The Gymboree Corporation	$(23,985)	$6,121	$(35,871)	$(2,151)

EXHIBIT B

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	November 2, 2013	February 2, 2013	October 27, 2012
	(in thousands)
Current assets
Cash and cash equivalents	$19,079	$33,328	$42,586
Accounts receivable	32,485	27,542	27,232
Merchandise inventories	222,414	197,935	255,722
Prepaid income taxes	1,815	2,903	5,165
Prepaid expenses	19,986	17,341	6,539
Deferred income taxes	11,721	31,383	38,660
Total current assets	307,500	310,432	375,904

Property and equipment, net	209,267	205,325	205,486
Goodwill	898,983	898,966	899,097
Other intangible assets	576,744	580,641	585,277
Deferred financing costs	34,067	40,040	43,018
Other assets	12,604	7,809	5,816

Total assets	$2,039,165	$2,043,213	$2,114,598

Current liabilities
Accounts payable	$87,323	$90,133	$88,824
Accrued liabilities	113,472	90,443	101,573
Line of credit	24,000	-	-
Current obligation under capital lease	492	-	-
Total current liabilities	225,287	180,576	190,397

Long-term liabilities
Long-term debt	1,113,668	1,138,455	1,192,383
Long-term obligation under capital lease	3,532	-	-
Lease incentives and other deferred liabilities	49,772	40,104	38,955
Unrecognized tax benefits	12,416	7,848	7,685
Deferred income taxes	217,908	234,593	235,935
Total liabilities	1,622,583	1,601,576	1,665,355

Stockholders' equity	416,582	441,637	449,243

Total liabilities and stockholders' equity	$2,039,165	$2,043,213	$2,114,598

EXHIBIT C

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	39 Weeks Ended
	November 2, 2013	October 27, 2012
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(36,571)	$(4,986)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Loss on extinguishment of debt	834	1,237
Depreciation and amortization	34,825	43,776
Amortization of deferred financing costs and accretion of original issue discount	5,112	5,216
Interest rate cap contracts - adjustment to market	742	182
Loss on disposal/impairment of assets	5,662	2,090
Deferred income taxes	2,969	(12,986)
Share-based compensation expense	4,417	3,220
Other	40	1,685
Change in assets and liabilities:
Accounts receivable	4,382	(2,317)
Merchandise inventories	(24,264)	(45,850)
Prepaid income taxes	1,223	(769)
Prepaid expenses and other assets	(5,144)	(1,021)
Accounts payable	(2,807)	9,785
Accrued liabilities	17,344	70
Lease incentives and other deferred liabilities	14,522	12,547
Net cash provided by operating activities	23,286	11,879

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(35,213)	(31,902)
Other	(235)	(584)
Net cash used in investing activities	(35,448)	(32,486)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on Term Loan	-	(17,698)
Proceeds from ABL facility	79,000	-
Payments on ABL facility	(55,000)	-
Repurchase of notes	(24,760)	-
Payments of deferred financing costs	-	(1,347)
Payments on capital lease	(78)	-
Investment by affiliate of Parent	-	2,400
Dividend payment to Parent	(7,475)	-
Capital contribution received by noncontrolling interest	6,506	1,595
Net cash used in financing activities	(1,807)	(15,050)
Effect of exchange rate fluctuations on cash and cash equivalents	(280)	333
Net decrease in cash and cash equivalents	(14,249)	(35,324)
CASH AND CASH EQUIVALENTS:
Beginning of period	33,328	77,910
End of period	$19,079	$42,586

EXHIBIT D

THE GYMBOREE CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

ADJUSTED EBITDA:

"The Company defines ""Adjusted EBITDA"" as net income (loss) attributable to The Gymboree Corporation before interest (income) expense, income tax expense (benefit), and depreciation and amortization (""EBITDA"") adjusted for other items, including gain or loss on extinguishment of debt, non-cash share-based compensation, loss on disposal/impairment of assets, sponsor management fees and expenses, as well as the impact of purchase accounting adjustments resulting from the acquisition of the Company by investment funds sponsored by Bain Capital Partners, LLC (the ""Acquisition""), non-recurring and unusual items.

Adjusted EBITDA is not a performance measure under U.S. generally accepted accounting principles (""GAAP""), but is considered an important supplemental measure of the Company's performance and is believed to be used frequently by securities analysts, investors and other interested parties in the evaluation of similar retail companies. Adjusted EBITDA is not a presentation made in accordance with GAAP and the Company's computation of Adjusted EBITDA may vary from others in the industry. Adjusted EBITDA should not be considered an alternative to operating income or net income, as a measure of operating performance or cash flow, or as a measure of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP.

The table below provides a reconciliation of net loss attributable to The Gymboree Corporation to Adjusted EBITDA (in thousands):

	13 Weeks Ended		39 Weeks Ended
	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Net (loss) income attributable to The Gymboree Corporation	$(23,985)	$6,121	$(35,871)	$(2,151)
Reconciling items (a):
Interest expense	20,483	21,312	61,352	64,163
Interest income	(41)	(32)	(114)	(116)
Income tax expense (benefit)	15,917	(776)	9,202	(11,051)
Depreciation and amortization (b)	10,874	14,727	34,156	43,467
Non-cash share-based compensation expense	1,443	303	4,417	3,220
Loss on disposal/impairment on assets	3,712	827	5,583	2,090
Loss on extinguishment of debt	834	-	834	1,237
Other (c)	775	-	3,238	-
Acquisition-related adjustments (d)	3,890	4,409	11,882	13,288
Adjusted EBITDA	$33,902	$46,891	$94,679	$114,147

(a) Excludes amounts related to noncontrolling interest, which are already excluded from net (loss) income attributable to The Gymboree Corporation.

(b) Includes the following (in thousands):
Amortization of intangible assets (impacts SG&A)	$383	$4,340	$3,025	$13,020
Amortization of below and above market leases (impacts COGS)	(348)	(406)	(1,110)	(1,442)
	$35	$3,934	$1,915	$11,578

(c) Other is comprised of a non-recurring change in reserves, restructuring charges, and executive-related hiring expenses.

(d) Includes the following (in thousands):
Additional rent expense recognized due to the elimination of deferred rent and construction allowances in purchase accounting (impacts COGS)	$2,217	$2,293	$6,675	$6,925
Sponsor fees, legal and accounting, as well as other costs incurred as a result of the Acquisition or refinancing (impacts SG&A)	974	919	3,069	2,767
Decrease in net sales due to the elimination of deferred revenue related to the Company's co-branded credit card program in purchase accounting (impacts net sales)	699	1,197	2,138	3,596
	$3,890	$4,409	$11,882	$13,288

OTHER NON-GAAP FINANCIAL MEASURES:

	13 Weeks Ended		39 Weeks Ended
	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Gross profit as reported	$123,468	$125,603	$351,527	$336,615
Acquisition-related adjustments	2,568	3,084	7,703	9,079
Adjusted gross profit excluding Acquisition-related adjustments (non-GAAP measure)	$126,036	$128,687	$359,230	$345,694

	13 Weeks Ended		39 Weeks Ended
	November 2, 2013	October 27, 2012	November 2, 2013	October 27, 2012

SG&A as reported	$(111,199)	$(99,016)	$(317,351)	$(286,350)

Acquisition-related adjustments	1,357	5,259	6,094	15,787
Other adjustments	775	-	3,238	-
	2,132	5,259	9,332	15,787
Adjusted SG&A excluding Acquisition-related and other adjustments (non-GAAP measure)	$(109,067)	$(93,757)	$(308,019)	$(270,563)

EXHIBIT E

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(Unaudited)

	13 Weeks Ended November 2, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
	(in thousands)
Net sales	$305,639	$5,395	$(1,196)	$309,838
Cost of goods sold, including buying and occupancy expenses	(185,116)	(1,297)	43	(186,370)
Gross profit	120,523	4,098	(1,153)	123,468
Selling, general and administrative expenses	(107,471)	(4,901)	1,173	(111,199)
Operating income (loss)	13,052	(803)	20	12,269
Other non operating (expense) income, net	(21,140)	717	-	(20,423)
Loss before income taxes	(8,088)	(86)	20	(8,154)
Income tax expense	(15,917)	(327)	-	(16,244)
Net loss	(24,005)	(413)	20	(24,398)
Net loss attributable to noncontrolling interest	-	413	-	413
Net loss attributable to The Gymboree Corporation	$(24,005)	$-	$20	$(23,985)

	39 Weeks Ended Novermber 2, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
	(in thousands)
Net sales	$882,264	$15,027	$(3,754)	$893,537
Cost of goods sold, including buying and occupancy expenses	(538,591)	(3,868)	449	(542,010)
Gross profit	343,673	11,159	(3,305)	351,527
Selling, general and administrative expenses	(308,233)	(12,477)	3,359	(317,351)
Operating income (loss)	35,440	(1,318)	54	34,176
Other non operating (expense) income, net	(62,163)	871	-	(61,292)
Loss before income taxes	(26,723)	(447)	54	(27,116)
Income tax expense	(9,202)	(253)	-	(9,455)
Net loss	(35,925)	(700)	54	(36,571)
Net loss attributable to noncontrolling interest	-	700	-	700
Net loss attributable to The Gymboree Corporation	$(35,925)	$-	$54	$(35,871)

	13 Weeks Ended October 27, 2012
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
	(in thousands)
Net sales	$311,008	$3,123	$(2,613)	$311,518
Cost of goods sold, including buying and occupancy expenses	(185,529)	(818)	432	(185,915)
Gross profit	125,479	2,305	(2,181)	125,603
Selling, general and administrative expenses	(98,785)	(2,328)	2,097	(99,016)
Operating income (loss)	26,694	(23)	(84)	26,587
Other non operating (expense) income, net	(21,265)	81	-	(21,184)
Income before income taxes	5,429	58	(84)	5,403
Income tax benefit (expense)	776	(1,269)	-	(493)
Net income (loss)	6,205	(1,211)	(84)	4,910
Net loss attributable to noncontrolling interest	-	1,211	-	1,211
Net income attributable to The Gymboree Corporation	$6,205	$-	$(84)	$6,121

	39 Weeks Ended October 27, 2012
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
	(in thousands)
Net sales	$876,430	$8,322	$(6,731)	$878,021
Cost of goods sold, including buying and occupancy expenses	(540,091)	(2,262)	947	(541,406)
Gross profit	336,339	6,060	(5,784)	336,615
Selling, general and administrative expenses	(283,987)	(7,949)	5,586	(286,350)
Operating income (loss)	52,352	(1,889)	(198)	50,265
Other non operating (expense) income, net	(65,356)	98	-	(65,258)
Loss before income taxes	(13,004)	(1,791)	(198)	(14,993)
Income tax benefit (expense)	11,051	(1,044)	-	10,007
Net loss	(1,953)	(2,835)	(198)	(4,986)
Net loss attributable to noncontrolling interest	-	2,835	-	2,835
Net loss attributable to The Gymboree Corporation	$(1,953)	$-	$(198)	$(2,151)

EXHIBIT E (continued)

THE GYMBOREE CORPORATION

CONDENSED CONSOLIDATING BALANCE SHEETS

(Unaudited)

	November 2, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
	(in thousands)
Current assets	$287,541	$21,429	$(1,470)	$307,500
Non-current assets	1,727,065	4,599	1	1,731,665
Total assets	$2,014,606	$26,028	$(1,469)	$2,039,165

Current liabilities	$218,665	$7,916	$(1,294)	$225,287
Non-current liabilities	1,397,034	262	-	1,397,296
Total liabilities	$1,615,699	$8,178	$(1,294)	$1,622,583

Total stockholders' equity	398,907	-	(175)	398,732
Noncontrolling interest	-	17,850	-	17,850
Total liabilities and stockholders' equity	$2,014,606	$26,028	$(1,469)	$2,039,165

	February 2, 2013
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
	(in thousands)
Current assets	$303,344	$11,553	$(4,465)	$310,432
Non-current assets	1,730,865	1,916	-	1,732,781
Total assets	$2,034,209	$13,469	$(4,465)	$2,043,213

Current liabilities	$175,555	$9,244	$(4,223)	$180,576
Non-current liabilities	1,420,870	130	-	1,421,000
Total liabilities	$1,596,425	$9,374	$(4,223)	$1,601,576

Total stockholders' equity	437,784	-	(242)	437,542
Noncontrolling interest	-	4,095	-	4,095
Total liabilities and stockholders' equity	$2,034,209	$13,469	$(4,465)	$2,043,213

	October 27, 2012
	Balance Before
	Consolidation of VIEs	VIEs*	Eliminations	As Reported
	(in thousands)
Current assets	$366,563	$13,270	$(3,929)	$375,904
Non-current assets	1,737,460	1,234	-	1,738,694
Total assets	$2,104,023	$14,504	$(3,929)	$2,114,598

Current liabilities	$183,479	$10,658	$(3,740)	$190,397
Non-current liabilities	1,474,878	80	-	1,474,958
Total liabilities	$1,658,357	$10,738	$(3,740)	$1,665,355

Total stockholders' equity	445,666	-	(189)	445,477
Noncontrolling interest	-	3,766	-	3,766
Total liabilities and stockholders' equity	$2,104,023	$14,504	$(3,929)	$2,114,598

* The Variable Interest Entities ("VIEs") includes the results of Gymboree (China) Commercial and Trading Co. Ltd. and Gymboree (Tianjin) Educational Information Consultation Co. Ltd. While the Company does not control these two entities, they have been determined to be variable interest entities and their results have been consolidated by the Company.